Exhibit 10.13

SECTION 00500

EJCDC STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR ON THE BASIS OF A STIPULATED PRICE EJCDC NO. 1910-8-A-1 (1996 EDITION)

THIS AGREEMENT is dated as of the 15th day of October in the year 2004 by and between Town of Randolph (hereinafter called OWNER) and Volkmann Railroad Builders, Inc. (hereinafter called CONTRACTOR).

OWNER AND CONTRACTOR, in consideration of the mutual covenants hereinafter set forth, agree as follows:

Article 1. WORK.

1.1                                 CONTRACTOR shall complete all Work as specified or indicated in the Contract Documents.  The Work is generally described as follows:

Turnouts, track, derails and earthen berm construction, including ballast and bonding and grounding of track.

1.2                                 The Project for which the Work under the Contract Documents may be the whole or only a part is generally described as follows:

Rail Yard Construction for UWGP, LLC

Article 2. ENGINEER.

2.1                                 The Project has been designed by Key Railroad Development, LLC., who is hereinafter called ENGINEER and who is to act as OWNER’s representative, assume all duties and responsibilities and have the rights and authority assigned to ENGINEER in the Contract Documents in connection with completion of the Work in accordance with the Contract Documents.

Article 3. CONTRACT TIMES.

3.1                                 Work will be substantially completed by May 20, 2005, and completed and ready for final payment by May 31, 2005.

3.2                                 Liquidated Damages. OWNER and CONTRACTOR recognize that time is of the essence of this Agreement and that OWNER will suffer financial loss if the Work is not completed within the times specified in paragraph 3.1 above, plus any extensions thereof allowed in accordance with Article 12 of the General Conditions.  They also recognize the delays, expense and difficulties involved in proving the actual loss suffered by OWNER if the Work is not completed on time.  Accordingly, instead of requiring any such proof, OWNER and CONTRACTOR agree that as liquidated damages for delay (but not as a penalty) CONTRACTOR shall pay Owner Five Hundred dollars ($500) for each day that expires after the time specified in paragraph 3.1 for Substantial Completion until the Work is substantially complete.  After Substantial Completion, if CONTRACTOR shall neglect, refuse or fail to complete the remaining Work within the time specified in paragraph 3.1 for completion and readiness for final payment or any proper extension thereof granted by OWNER, CONTRACTOR shall pay OWNER Five Hundred dollars ($500) for each day that expires after the time specified in paragraph 3.1 for completion and readiness for final payment.

Article 4. CONTRACT PRICE.

OWNER shall pay CONTRACTOR for completion of the Work in accordance with the Contract Documents an amount in current funds equal to the sum of the amounts determined pursuant to the following:

For all Unit Price Work, an amount equal to the sum of the established unit price for each separately identified item of Unit Price Work times the estimated quantity of that item as indicated below:

UNIT PRICE WORK

NO.	ITEM	UNIT	ESTIMATED QUANTITY	UNIT PRICE	TOTAL ESTIMATED
1.	Mobilization/Demobilization	1	LS	$12,800.00	$12,800.00
2.	#8-112# Turnout Construction	1	EA	$26,000.00	$208,000.00
3.	112# Track Construction	8,021	TF	$67.00	$537,407.00
4.	Scale Track Construction	72	TF	$60.00	$4,320.00
5.	Concrete Pad Track Constr.	349	TF	$118.00	$41,182.00
6.	Sliding Derail Construction	2	EA	$2,800.00	$5,600.00
7.	Earthen Berm Construction	2	EA	$500.00	$1,000.00
8.	Close Clearance Signage	1	LS	$400.00	$400.00
9.	Track Bonding and Grounding	1	LS	$4,830.00	$4,830.00

TOTAL OF ALL UNIT PRICES Eight Hundred Fifteen Thousand Five Hundred Thirty-Nine Dollars (use words) $815,539.00 (Dollars)

As provided in Paragraph 11.03 of the General Conditions, estimated quantities are not guaranteed, and determinations of actual quantities and classification are to be made by ENGINEER as provided in Paragraph 9.10 of the General Conditions.  Unit prices have been computed as provided in Paragraph 11.03.B of the General Conditions.

Article 5. PAYMENT PROCEDURES.

CONTRACTOR shall submit Applications for Payment in accordance with Article 14 of the General Conditions.  Applications for Payment will be processed by ENGINEER, as provided in the General Conditions.

5.1                                 Progress Payments; Retainage. OWNER shall make progress payments on account of the Contract Price on the basis of CONTRACTOR’s Applications for Payment, as recommended by ENGINEER, on or about the 24th day of each month during construction as provided in paragraphs 5.1.1 and 5.1.2 below.  All such payments will be measured by the schedule of values established in paragraph 2.07.3 of the General Conditions (and in the case of Unit Price Work based on the number of units completed) or, in the event there is no schedule of values, as provided in the General Requirements.

5.1.1                        Prior to Substantial Completion, progress payments will be made in an amount equal to the percentage indicated below, but, in each case, less the aggregate of payments previously made and less such amounts as ENGINEER shall determine, or OWNER may withhold, in accordance with Paragraph 14.7 of the General Conditions.

90%    of Work completed (with the balance being retainage).

5.1.2                        Upon Substantial Completion, in an amount sufficient to increase total payments to CONTRACTOR to 95% of the Contract Price (with the balance being retainage), less such amounts as ENGINEER shall determine, or OWNER may withhold, in accordance with Paragraph 14.7 of the General Conditions.

5.2                                 Final Payment.  Upon final completion and acceptance of the Work in accordance with paragraph 14.13 of the General Conditions, OWNER shall pay the remainder of the Contract Price as recommended by ENGINEER as provided in said Paragraph 14.13.

Article 6. INTEREST.

6.1                                 All moneys not paid when due, as provided in Article 14 of the General Conditions, shall bear interest at the maximum rate allowed by law at the place of the Project.

Article 7. CONTRACTOR’S REPRESENTATIONS.

In order to induce OWNER to enter into this Agreement, CONTRACTOR makes the following representations:

7.1                                 CONTRACTOR has examined and carefully studied the Contract Documents (including the Addenda listed in Paragraph 8) and the other related data identified in the Bidding Documents including “technical data.”

7.2                                 CONTRACTOR has visited the site and become familiar with and is satisfied as to the general, local and site conditions that may affect cost, progress, performance or furnishing of the Work.

7.3                                 CONTRACTOR is familiar with and is satisfied as to all federal, state, and local laws and regulations that may affect cost, progress, performance, and furnishing of the Work.

7.4                                 CONTRACTOR has carefully studied all reports of explorations and tests of subsurface conditions at or contiguous to the site and all drawings of physical conditions in or relating to existing surface or subsurface structures at or contiguous to the site (except Underground Facilities) which have been identified in the Supplementary Conditions as provided in Paragraph 4.2.1 of the General Conditions.  CONTRACTOR accepts the determination set forth in Paragraph SC-4.2 of the Supplementary Conditions of the extent of the “technical data” contained in such reports and drawings upon which CONTRACTOR is entitled to rely as provided in Paragraph 4.2 of the General Conditions.  CONTRACTOR acknowledges that such reports and drawings are not Contract Documents and may not be complete for CONTRACTOR’s purposes.  CONTRACTOR acknowledges that OWNER and ENGINEER do not assume responsibility for the accuracy or completeness of information and data shown or indicated in the Contract Documents with respect to Underground Facilities at or contiguous to the site.  CONTRACTOR has obtained and carefully studied (or assumes responsibility for having done so) all such additional supplementary examinations, investigations, explorations, tests, studies, and data concerning conditions (surface, subsurface, and Underground Facilities) at or contiguous to the site, or otherwise, which may affect cost, progress, performance, or furnishing of the Work or which relate to any aspect of the means, methods, techniques, sequences, and procedures of construction to be employed by CONTRACTOR and safety precautions and programs incident thereto.  CONTRACTOR does not consider that any additional examinations, investigations, explorations, tests, studies, or data are necessary for the performance and furnishing of the Work at the Contract Price, within the Contract Times and in accordance with the other terms and conditions of the Contract Documents.

7.5                                 CONTRACTOR is aware of the general nature of work to be performed by OWNER and others at the site that relates to the Work, as indicated in the Contract Documents.

7.6                                 CONTRACTOR has correlated the information known to CONTRACTOR, information and observations obtained from visits to the site, reports, and drawings identified in the Contract Documents and all additional examinations, investigations, explorations, tests, studies, and data with the Contract Documents.

7.7                                 CONTRACTOR has given ENGINEER written notice of all conflicts, errors, ambiguities, or discrepancies that CONTRACTOR has discovered in the Contract Documents and the written resolution thereof by ENGINEER is acceptable to CONTRACTOR, and the Contract Documents are generally sufficient to indicate and convey understanding of all terms and conditions for performance and furnishing of the Work.

Article 8. CONTRACT DOCUMENTS.

The Contract Documents which comprise the entire agreement between OWNER and CONTRACTOR concerning the Work consist of the following:

8.1                                 This Agreement (Pages 1 to 6, inclusive).

8.2                                 Performance, Payment, and other Bonds.

8.3                                 Notice to Proceed.

8.4                                 General Conditions (Pages 1 to 41, inclusive).

8.5                                 Supplementary Conditions (Pages 1 to 5, inclusive).

8.6                                 Specifications bearing the title UWGP, LLC Rail Yard Construction Project  and consisting of three divisions, as listed in table of contents thereof.

8.7                                 Drawings consisting of a cover sheet and sheets numbered R-1 through R-16 inclusive with each sheet bearing the following general title: UNITED WISCONSIN GRAIN PRODUCERS ETHONAL FACILITY RAIL YARD PROJECT, TOWN OF RANDOLPH, COLUMBIA COUNTY, WISCONSIN  .

8.8                                 Addenda numbers 1 and 2, inclusive.

8.9                                 CONTRACTOR’s Bid (pages 1 to 15, inclusive).

8.10                           The following which may be delivered or issued after the Effective Date of the Agreement and are not attached hereto:  All Written Amendments and other documents amending, modifying or supplementing the Contract Documents pursuant to Paragraphs 3.04.A and 3.04.B of the General Conditions.

The documents listed in Paragraphs 8.2 et seq. above are attached to this Agreement (except as expressly noted otherwise above).

There are no Contract Documents other than those listed above in this Article.  The Contract Documents may only be amended, modified or supplemented as provided in Paragraphs 3.04.A and 3.04.B of the General Conditions.

Article 9. MISCELLANEOUS.

9.1                                 Terms used in this Agreement which are defined in Article 1 of the General Conditions will have the meanings indicated in the General Conditions.

9.2                                 No assignment by a party hereto of any rights under or interests in the Contract Documents will be binding on another party hereto without the written consent of the party sought to be bound; and, specifically but without limitation, moneys that may become due and moneys that are due may not be assigned without such consent (except to the extent that the effect of this restriction may be limited by law), and unless specifically stated to the contrary in any written consent to an assignment no assignment will release or discharge the assignor from any duty or responsibility under the Contract Documents.

9.3                                 OWNER and CONTRACTOR each binds itself, its partners, successors, assigns, and legal representatives to the other party hereto, its partners, successors, assigns, and legal representatives in respect to all covenants, agreements and obligations contained in the Contract Documents.

9.4                                 Any provision or part of the Contract Documents held to be void or unenforceable under any Law or Regulation shall be deemed stricken, and all remaining provisions shall continue to be valid and binding upon OWNER and CONTRACTOR, who agree that the Contract Documents shall be reformed to replace such stricken provision or part thereof with a valid and enforceable provision that comes as close as possible to expressing the intention of the stricken provision.

IN WITNESS WHEREOF, OWNER and CONTRACTOR have signed this Agreement in triplicate.  One counterpart each has been delivered to OWNER, CONTRACTOR, and ENGINEER.  All portions of the Contract Documents have been signed, initialed or identified by OWNER and CONTRACTOR or identified by ENGINEER on their behalf.

This Agreement will be effective on                                                   , 20                (which is the Effective Date of the Agreement).

OWNER:		CONTRACTOR:

TOWN OF RANDOLPH		VOLKMANN RAILROAD BUILDERS, INC.

By:	/s/ Rodney Koh - Clerk	By:	/s/ Richard Volkmann

[CORPORATE SEAL]		[CORPORATE SEAL]

Attest:		Attest:	/s/ Anita M. Wibhert

Address for giving notices:		Address for giving notices:

14625 W. Kaul Ave.

Menomonee Falls, WI 53051

(If OWNER is a public body, attach evidence of		License No.
authority to sign and resolution or other documents
authorizing execution of Agreement.)		Agent for service of process:

(If CONTRACTOR is a corporation, attach evidence of authority to sign.)

***END OF SECTION***

SECTION 00920

NOTICE OF AWARD

Dated Oct. 1, 2004

TO:	Volkmann Railroad Builders, Inc.
(BIDDER)

ADDRESS:	14625 W. Kaul Avenue

Menomonee Falls, WI 53051

PROJECT:	UWGP, LLC Rail Yard Construction

OWNER’S CONTRACT NO.	None

CONTRACT FOR:	UWGP, LLC Rail Yard Construction
***Insert name of Contract as it appears in the Bidding Documents***

You are notified that your Bid dated August 2, 2004 for the above Contract has been considered.  You are the apparent Successful Bidder and have been awarded a contract for UWGP, LLC Rail Yard Construction

***Indicate total Work, alternates or sections of Work awarded***

The Contract Price of your contract is:

Three Hundred Thirty-Two Thousand, One Hundred Twenty-Three  Dollars  ($ 815,539.00).

[Insert appropriate data in re Unit Prices.  Change language for Cost-Plus contracts.]

3 copies of each of the proposed Contract Documents accompany this Notice of Award.

You must comply with the following conditions precedent within 15 days of the date of this Notice of Award, that is by Oct. 15, 2004.

1.                                       You must deliver to the OWNER three (3) fully executed counterparts of the Agreement including all the Contract Documents.

2.                                       You must deliver Performance and Payment Bonds per Owner’s requirements.

3.                                       You must deliver copies of all insurance certificates required by the contract documents.

Failure to comply with these conditions within the time specified will entitle OWNER to consider your Bid in default, to annul this Notice of Award.

Within 10 days after you comply with the above conditions, OWNER will return to you one fully signed counterpart of the Agreement with the Contract Documents attached.

TOWN OF RANDOLPH
(OWNER)

	By:	/s/ Rodney Koh - Clerk
(AUTHORIZED SIGNATURE)

ACCEPTANCE OF AWARD

VOLKMANN RAILROAD BUILDERS, INC.
(CONTRACTOR)

	By:	/s/ Richard Volkmann
(AUTHORIZED SIGNATURE)

Pres
(TITLE)
COPY to ENGINEER
***Use Certified Mail,		9/30/04
Return Receipt Requested***	(DATE)

***END OF SECTION***

SECTION 00930

NOTICE TO PROCEED

Dated  Oct. 1, 2004

TO:	Volkmann Railroad Builders, Inc.
(CONTRACTOR)

ADDRESS:	14625 W. Kaul Ave.
Menomonee Falls, WI 53051

PROJECT:	UWGP, LLC Rail Yard Construction

OWNER’S CONTRACT NO.	None

CONTRACT FOR:	UWGP, LLC Rail Yard Construction

***Insert name of Contract as it appears in the Bidding Documents***

You are notified that the Contract Times under the above Contract will commence to run on Oct. 16 , 2004.  By that date, you are to start performing your obligations under the Contract Documents.  In accordance with Article 3 of the Agreement the dates of Substantial Completion and completion and readiness for final payment are May 20, 2005 and May 31, 2005.

Before you may start any Work at the site, paragraph 2.7 of the General Conditions provides that you and Owner must each deliver to the other (with copies to ENGINEER and other identified additional insured’s) certificates of insurance which each is required to purchase and maintain in accordance with the Contract Documents.

Also before you may start any Work at the site, you must

***Add other requirements***

TOWN OF RANDOLPH
(OWNER)

	By:	Rodney Koh
(AUTHORIZED SIGNATURE)
Clerk
(TITLE)

NOTIFICATION TO PROCEED

VOLKMANN RAILROAD BUILDERS, INC.
(CONTRACTOR)

	By:	Richard Volkmann
(AUTHORIZED SIGNATURE)
Pres
(TITLE)
COPY TO ENGINEER
***Use Certified Mail,		9/30/04
Return Receipt Requested***	(DATE)

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